UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

DIRECTVIEW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-53741	04-3053538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21218 Saint Andrews Blvd., Suite 323

Boca Raton, FL 33433

(Address of principal executive offices)

(561) 750-9777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On April 20, 2017, DirectView Holdings, Inc., a Nevada corporation (the “Company”) filed a Current Report on Form 8-K (the “April 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the purchase by the Company of Video Surveillance Limited Liability Company, a Texas limited liability company with an assumed name of Virtual Surveillance (“VS”), and Apex CCTV Limited Liability Company, a Texas limited liability company formerly known as Vaultronics (“APEX” and together with VS, the “Acquisition Companies”).

The Company is filing this Current Report on Form 8-K to disclose the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K for the Acquisition Companies. The Company hereby amends the April 8-K in order to include the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited financial statements of the Acquisition Companies as of and for the years ended December 31, 2016 and December 31, 2015, and in each case the notes thereto, are filed as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

23.1	Consent of Assurance Dimensions Certified Public Accountants & Associates
99.1	The audited financial statements of Video Surveillance Limited Liability Company as of and for the years ended December 31, 2016 and December 31, 2015, and in each case the notes thereto.
99.2	The audited financial statements of Apex CCTV Limited Liability Company as of and for the years ended December 31, 2016 and December 31, 2015, and in each case the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRECTVIEW HOLDINGS, INC.

Date: November 24, 2017	/s/ Roger Ralston
Name: Roger Ralston
Title: Chief Executive Officer